Prospectus Supplement	dated June 30, 2007 to:

PUTNAM VT INCOME FUND Prospectuses dated April 30, 2007

The section “Who oversees and manages the funds?” is supplemented to reflect that the members of the Core Fixed-Income Team primarily responsible for the day-to-day management of the fund’s portfolio are now Rob Bloemker (Portfolio Leader), Kevin Cronin (Portfolio Member), Kevin Murphy (Portfolio Member), Michael Salm (Portfolio Member) and Raman Srivastava (Portfolio Member).

Positions held by Messrs. Bloemker, Cronin, Murphy and Srivastava over the past five years are set forth in the prospectus.

Mr. Salm joined the fund in 2007. Since 1997, he has been employed by Putnam Management, currently as Team Leader of Liquid Markets. He was previously a Mortgage Specialist.

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